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                        EXHIBIT 10-V--FORM OF "E" WARRANTS

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                           CLASS "E" WARRANT CERTIFICATE
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                       WARRANT FOR PURCHASE OF COMMON SHARES
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                     THIS WARRANT WILL BE VOID AND OF NO VALUE
                 UNLESS EXERCISED WITHIN THE LIMITS HEREIN PROVIDED

                          THIS WARRANT IS NOT TRANSFERABLE

                                 SHARON ENERGY LTD.
                 (INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA)


WARRANT CERTIFICATE NO. 2               74,000 WARRANTS


                                        Each such warrant entitling the holder
                                        to purchase one (1) Common Share at
                                        the Exercise Price of $0.20 per Common
                                        Share on or before 4:30 p.m.
                                        (Vancouver time) on September 4, 1998.


                       DATE OF ISSUANCE:       MARCH 4, 1998     .
                                        -------------------------

THIS IS TO CERTIFY THAT UNION SECURITIES INTERNATIONAL, of Vancouver, British Columbia (herein called the "Holder") is entitled to acquire in the manner herein provided, subject to the restrictions herein contained, during the period commencing on the date hereof and ending at 4:30 p.m. (Vancouver time) on September 4, 1998 (the "Expiry Date"), the number of fully paid and non-assessable common shares ("Common Shares") without nominal or par value of Sharon Energy Ltd. ("the Company") as set forth above.

Such right to purchase Common Shares may only be exercised by the Holder, in whole or in part (but not to a fractional share), within the time hereinbefore set out by:

     (a) duly completing in the manner indicated and executing the Exercise Form attached hereto; and

     (b) surrendering this Warrant Certificate to the Company's Registrar and Transfer Agent, Montreal Trust Company of Canada, (the "Transfer Agent") at the principal office of the Transfer Agent in the City of Vancouver, British Columbia; and

     (c) payment by cash or certified cheque or money order in lawful monies of Canada, payable to or to the order of the Company in the amount of $0.20 for each Common Share to be purchased on or before 4:30 p.m. (Vancouver time) on the Expiry Date (the "Exercise Price") at the principal office of the Transfer Agent in the City of Vancouver, British Columbia.

These Warrants shall be deemed to be so surrendered only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Transfer Agent at the office referred to above.


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In the event of any exercise of the rights represented by this Warrant, certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) business days after the rights represented by the Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Common Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time.

The Company covenants and agrees that all Common Shares which may be issued upon the exercise of the rights represented by the Warrant will, upon issuance, be fully paid and non-assessable and free of all liens, changes and encumbrances. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT:


                                      ARTICLE 1
                                    INTERPRETATION

1.1       DEFINITIONS

          In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

     (a) "Company" means Sharon Energy Ltd. or its successor corporation as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

     (b) "Company's Auditors" means an independent firm of accountants duly appointed as Auditors of the Company;

     (c) "Director" means a Director of the Company for the time being, and reference, without more, to action by the Directors means action by the Directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

     (d) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section" followed by a number refer to the specified Article or Section of these Terms and Conditions;

     (e) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar


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          meaning;

     (f) "shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

     (g) "Transfer Agent" means Montreal Trust Company at its office at 510 Burrard Street, Vancouver, B.C. or its successors;

     (h)  "Warrant Holders" or "Holders" means the holders of the Warrants;
          and

     (i)  "Warrants" mean the Class E Warrants of the Company.

1.2       CURRENCY

          Execept as otherwise provided, any monetary amount referred to herein is in Canadian funds.

1.3       GENDER

          Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.4       INTERPRETATION NOT AFFECTED BY HEADINGS

          The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.5       APPLICABLE LAW

          The Warrants will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and will be treated in all respects as British Columbia contracts.


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                                      ARTICLE 2
                             ISSUE OF ADDITIONAL WARRANTS

2.1       ADDITIONAL WARRANTS

          The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares.

2.2       ISSUE IN SUBSTITUTION FOR LOST WARRANTS

     (a) In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

     (b) The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.3       WARRANT HOLDER NOT A SHAREHOLDER

          A Warrant Holder is not a shareholder of the Company, is not entitled to any rights or interests as a shareholder of the Company and has only the rights and interests expressly provided herein.


                                      ARTICLE 3
                                       NOTICE

3.1       NOTICE TO WARRANT HOLDERS

          Any notice to be given to the Holders will be sent by prepaid registered post and will be deemed to have been received by the Holder on the fourth day following the mailing thereof. Any such notice will be addressed to the Holder at the address of the Holder appearing on the Holder's Warrant or to such other address as the Holder may advise the Company by notice in writing.

3.2       NOTICE TO THE COMPANY


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          Any notice to be given to the Company will be sent by prepaid registered post addressed to the Company at its registered office and will be deemed to have been received by the Company on the fourth day following the mailing thereof, provided that if there shall be at the time of mailing or between the time of mailing and the actual receipt of the notice a labour dispute, slow down, or other disruption which might effect the normal delivery of such notice by the mails, then such notice shall only be effective if and when received by the Company.


                                      ARTICLE 4
                                 EXERCISE OF WARRANTS

4.1       METHOD OF EXERCISE OF WARRANTS

          The right to purchase shares conferred by the Warrants may be exercised by the Holder of such Warrant surrendering it, with a duly completed and executed Exercise Form in the form attached hereto and cash or a certified cheque payable to or to the order of the Company, at par in Vancouver, British Columbia, for the exercise price applicable at the time of surrender in respect of the shares subscribed for in lawful money of Canada, to the Transfer Agent at its principal office in the City of Vancouver, British Columbia.

4.2       EFFECT OF EXERCISE OF WARRANTS

     (a) Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the exercise price in effect on the date of such surrender and payment.

     (b) Within ten (10) business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3       SUBSCRIPTION FOR LESS THAN ENTITLEMENT

          The holder of any Warrant may subscribe for and purchase a number of shares, less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

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4.4       WARRANTS FOR FRACTIONS OF SHARES

          To the extent that the holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the holder to receive a whole number of such shares.

4.5       EXPIRATION OF WARRANTS

          After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will no longer be valid and of no effect.

4.6       TIME OF ESSENCE

          Time will be of the essence hereof.

4.7       EXERCISE PRICE

          One Warrant and $0.20 per share are required to subscribe for each share.

4.8       ADJUSTMENT OF EXERCISE PRICE

          The exercise price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

     (a) if and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the exercise price will be decreased or increased proportionately, as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be;

     (b)  (i)    in case of any capital reorganization or of any
                 reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization;

          (ii) in any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the holders of the Warrants so that


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                 the provisions of this Article ERROR! REFERENCE SOURCE NOT
                 FOUND. will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization or the exercise of the Warrants;

          (iii) the subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section ERROR! REFERENCE SOURCE NOT FOUND.;

     (c) the adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date for or, if a record date is fixed, the effective date of the event which results in such adjustments.

4.9       DETERMINATION OF ADJUSTMENTS

          If any questions will at any time arise with respect to the exercise price or any adjustment provided for in Section ERROR! REFERENCE SOURCE NOT FOUND., such question will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of chartered accountants, in Vancouver, British Columbia, that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the holders of the Warrants.


                                      ARTICLE 5
                               COVENANTS BY THE COMPANY

5.1       RESERVATION OF SHARES

          The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

5.2       COMPANY MAY PURCHASE

          The Company may from time to time offer to purchase and purchase, for cancellation only, any Warrants in such manner, from such persons and on such terms and conditions as it determines.


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                                      ARTICLE 6
                               WAIVER OF CERTAIN RIGHTS

6.1       IMMUNITY OF SHAREHOLDERS, ETC.

          The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and releases and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.


                                      ARTICLE 7
                      MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1       MODIFICATION OF TERMS AND CONDITIONS FOR CERTAIN PURPOSES

          From time to time the Company may, subject to the provisions of these Terms and Conditions, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2       TRANSFERABILITY

          The Warrant and all rights attached to it are not transferable or assignable.


IN WITNESS WHEREOF SHARON ENERGY LTD. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the date of issuance first above written.

   SIGNED BY:                              COUNTERSIGNED BY:

   SHARON ENERGY LTD.                      MONTREAL TRUST COMPANY



   Per:                                    Per:
        ------------------------------         ------------------------------
        Authorized Signatory                   Authorized Signatory


   Per:                                    Per:
        ------------------------------          ------------------------------
        Authorized Signatory                    Authorized Signatory

   Date:                                   Date:
        ------------------------------          ------------------------------


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                                    EXERCISE FORM

TO:  MONTREAL TRUST COMPANY OF CANADA

The undersigned holder of Class E Warrants hereby exercises the right to acquire Common Shares without nominal or par value of Sharon Energy Ltd. (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions set forth in the Class E Warrant Certificate) according to the terms set forth in the Class E Warrant Certificate.

Such securities or property are to be issued as follows:

NAME:


ADDRESS IN FULL:





The undersigned acknowledges that Warrants and the Common Shares have not been registered with the United States Securities and Exchange Commission under the United States Securities Act of 1933 (the "U.S. Act"), as amended, or under the securities laws of any state of the United States, and may not be sold or otherwise transferred in the United States or its territories or possessions or to a citizen, resident or national of the United States during the 90 day period commencing on the date of issuance of the Warrants in accordance with Regulation S or unless such securities are registered under the U.S. Act or pursuant to an exemption from the U.S. Act.

The undersigned further acknowledges that the certificates representing the Common Shares issuable hereunder shall bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD WHICH EXPIRES AT MIDNIGHT ON JULY 4, 1998, AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL THE EXPIRY OF THE HOLD PERIOD EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND THE REGULATIONS MADE THEREUNDER.

DATED this        day of                   , 19   .
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SIGNATURE GUARANTEED SIGNATURE

(BY A CANADIAN SCHEDULE "A" CHARTERED
BANK, TRUST COMPANY OR A MEMBER OF           (PRINT FULL NAME)
AN ACCEPTABLE MEDALLION GUARANTEE
PROGRAM)
                                             (PRINT FULL ADDRESS)


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INSTRUCTIONS:

The registered holder may exercise his right to acquire Common Shares by completing the above form, surrendering this Warrant Certificate and paying the Exercise Price to Montreal Trust Company of Canada at its principal office in Vancouver, British Columbia. For the protection of the holder, it would be prudent to register if forwarding by mail. Certificates for Common Shares will be delivered or mailed as soon as practicable after the exercise of the Warrants. The rights of the registered holder cease if the Warrants are not exercised prior to 4:30 p.m. (Vancouver time) on the Expiry Date. If any of the Common Shares subscribed for are to be issued to a person or persons other than the registered holder, the signature of the registered holder must be guaranteed by a Canadian Schedule "A" major chartered bank, trust company or by a member of an acceptable Medallion Guarantee Program.

* Please Note - Signature guarantees are not accepted from treasury branches or credit unions unless they are members of the Stamp Medallion Program.

** Please Note - In the United States of America, signature guarantees must be done by members of the Medallion Signature Guarantee Program only.